UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): April 30, 2026

BIMERGEN ENERGY CORPORATION

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-43138	93-3419812
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

895 Dove Street. Suite 300 Newport Beach, California	92660
(Address of Principal Executive Offices)	(Zip Code)

(855) 946-0154

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	BESS	NYSE American LLC
Common Stock Purchase Warrants	BESSWS	NYSE American LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 30, 2026, Bimergen Energy Corporation (“Bimergen”) Compensation Committee entered into amendments of its employment agreements with Robert J. Brilon as Co-Chief Executive Officer and Chief Financial Officer (the “Brilon Agreement”) and Cole W. Johnson as Co-Chief Executive Officer and President (the “Johnson Agreement”) effective April 1, 2026.

The Brilon Agreement has the officer title updated to add the Co-Chief Executive Officer position and increases Mr. Brilon’s base salary to $425,000 per year which can be increased at the discretion of the Board of Directors. In addition, Mr. Brilon has performance bonuses that Mr. Brilon can earn with the achievement of certain milestones. The term of the agreement is five years and will automatically renew for a one year period if it is not terminated earlier.

The Johnson Agreement has the officer title updated to add the Co-Chief Executive Officer position and increases Mr. Johnson’s base salary to $425,000 per year which can be increased at the discretion of the Board of Directors. In addition, Mr. Johnson has performance bonuses that Mr. Johnson can earn with the achievement of certain milestones. The term of the agreement is five years and will automatically renew for a one year period if it is not terminated earlier.

The foregoing descriptions of the Brilon Agreement and Johnson Agreement are not intended to be complete and are qualified in its entirety by reference to the Employment Agreement Amendments attached hereto as Exhibit 10.1 and 10.2 respectively and incorporated by reference into this Item 5.02.

Section 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Exhibit Description
10.1	Robert Brilon Employment Agreement dated April 30, 2026
10.2	Cole W. Johnson Employment Agreement dated April 30, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL Document)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BIMERGEN ENERGY CORPORATION

Date: May 6, 2026	By:	/s/ Robert J. Brilon
	Name:	Robert J. Brilon
	Title:	Co-Chief Executive Officer and Chief Financial Officer

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